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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

The Board of Directors
The Cooper Companies, Inc.:

We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP
San Francisco, California
August 17, 2001